Exhibit 99.2

PART I.  FINANCIAL INFORMATION

Item 1.             Financial Statements
TITAN INTERNATIONAL, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED)
(Amounts in thousands, except earnings per share data)

	Nine months ended
	September 30,
	2010	2009
Net sales	$648,922	$581,083
Cost of sales	560,986	524,304
Gross profit (loss)	87,936	56,779
Selling, general & administrative expenses	36,008	34,409
Research and development expenses	5,039	5,016
Royalty expense	6,809	6,123
Income (loss) from operations	40,080	11,231
Interest expense	(19,713)	(11,819)
Gain (loss) on note repurchase	(3,195)	1,398
Other income	307	1,302
Income (loss) before income taxes	17,479	2,112
Income tax provision (benefit)	6,817	274
Net income (loss)	$10,662	$1,838
Earnings (loss) per common share:
Basic	$.31	$.05
Diluted	.30	.05
Average common shares outstanding:
Basic	34,819	34,692
Diluted	51,740	35,251

See accompanying Notes to Consolidated Condensed Financial Statements.

TITAN INTERNATIONAL, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS (UNAUDITED)
(Amounts in thousands, except share data)

	September 30,	December 31,
Assets	2010	2009
Current assets
Cash and cash equivalents	$159,315	$229,182
Accounts receivable	114,140	67,513
Inventories	135,976	110,136
Deferred income taxes	3,065	11,108
Prepaid and other current assets	20,826	27,277
Total current assets	433,322	445,216

Property, plant and equipment, net	248,689	254,461
Deferred income taxes	1,671	7,253
Other assets	44,012	29,533

Total assets	$727,694	$736,463

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$47,135	$24,246
Other current liabilities	43,886	45,826
Total current liabilities	91,021	70,072

Long-term debt	312,448	366,300
Other long-term liabilities	38,431	38,138
Total liabilities	441,900	474,510

Stockholders’ equity
Common stock (no par, 120,000,000 shares authorized, 37,475,288 issued)	30	30
Additional paid-in capital	299,862	299,519
Retained earnings	26,509	16,377
Treasury stock (at cost, 2,127,428 and 2,214,347 shares, respectively)	(19,494)	(20,274)
Treasury stock reserved for contractual obligations	(2,936)	(5,393)
Accumulated other comprehensive loss	(18,177)	(28,306)
Total stockholders’ equity	285,794	261,953

Total liabilities and stockholders’ equity	$727,694	$736,463

See accompanying Notes to Consolidated Condensed Financial Statements.

TITAN INTERNATIONAL, INC.
CONSOLIDATED CONDENSED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY (UNAUDITED)
(All amounts in thousands, except share data)

	Number of common shares	Common Stock	Additional paid-in capital	Retained earnings	Treasury stock	Treasury stock reserved for contractual obligations	Accumulated other comprehensive income (loss)	Total

Balance January 1, 2010	#35,260,941	$30	$299,519	$16,377	$(20,274)	$(5,393)	$(28,306)	$261,953

Comprehensive income:
Net income				10,662				10,662
Pension liability adjustments, net of tax							1,724	1,724
Unrealized gain on investment, net of tax							8,405	8,405
Comprehensive income								20,791
Dividends on common stock				(530)				(530)
Exercise of stock options	45,000		(163)		404			241
Contractual obligation transactions			501			2,457		2,958
Issuance of treasury stock under 401(k) plan	41,919		5		376			381

Balance September 30, 2010	#35,347,860	$30	$299,862	$26,509	$(19,494)	$(2,936)	$(18,177)	$285,794

See accompanying Notes to Consolidated Condensed Financial Statements.

TITAN INTERNATIONAL, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS (UNAUDITED)
(Amounts in thousands)

	Nine months ended
	September 30,
	2010	2009
Cash flows from operating activities:
Net income	$10,662	$1,838
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	27,617	24,759
Deferred income tax provision	8,043	550
(Gain) loss on note repurchase	3,195	(1,398)
Excess tax benefit from stock options exercised	0	(86)
Issuance of treasury stock under 401(k) plan	382	398
(Increase) decrease in assets:
Accounts receivable	(46,627)	46,326
Inventories	(25,840)	22,473
Prepaid and other current assets	6,451	(2,236)
Other assets	(458)	(1,753)
Increase (decrease) in liabilities:
Accounts payable	22,889	(40,483)
Other current liabilities	(1,740)	(5,070)
Other liabilities	3,074	6,330
Net cash provided by operating activities	7,648	51,648

Cash flows from investing activities:
Capital expenditures	(20,056)	(36,482)
Acquisition of shares of Titan Europe Plc	0	(2,399)
Other	91	1,030
Net cash used for investing activities	(19,965)	(37,851)

Cash flows from financing activities:
Repurchase of senior notes	(56,674)	(4,726)
Payment on debt	0	(25,000)
Proceeds from exercise of stock options	240	1,142
Excess tax benefit from stock options exercised	0	86
Payment of financing fees	(586)	(1,070)
Dividends paid	(530)	(527)
Net cash used for financing activities	(57,550)	(30,095)

Net decrease in cash and cash equivalents	(69,867)	(16,298)

Cash and cash equivalents at beginning of period	229,182	61,658

Cash and cash equivalents at end of period	$159,315	$45,360

See accompanying Notes to Consolidated Condensed Financial Statements.

TITAN INTERNATIONAL, INC.
Notes to Consolidated Condensed Financial Statements
(Unaudited)

1.  ACCOUNTING POLICIES

In the opinion of Titan International, Inc. (Titan or the Company), the accompanying unaudited consolidated condensed financial statements contain all adjustments, which are normal and recurring in nature, necessary to present fairly the Company’s financial position as of September 30, 2010, the results of operations for the nine months ended September 30, 2010 and 2009, and cash flows for the nine months ended September 30, 2010 and 2009.

Accounting policies have continued without significant change and are described in the Description of Business and Significant Accounting Policies contained in the Company’s 2009 Annual Report on Form 10-K.  These interim financial statements have been prepared pursuant to the Securities and Exchange Commission’s rules for Form 10-Q’s and, therefore, certain information and footnote disclosures normally included in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted.  These condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s 2009 Annual Report on Form 10-K.  Certain amounts from prior periods have been reclassified to conform to the current period financial presentation.

Fair value of financial instruments
The Company records financial instruments, including cash and cash equivalents, accounts receivable, notes receivable, accounts payable and other accruals at cost, which approximates fair value.  Investments in marketable equity securities are recorded at fair value.  The senior unsecured 8% notes due January 2012 (senior unsecured notes) and convertible senior subordinated 5.625% notes due 2017 (convertible notes) are carried at cost of $139.9 million and $172.5 million at September 30, 2010, respectively.  The fair value of these notes at September 30, 2010, as obtained through independent pricing sources, was approximately $148.3 million for the senior unsecured notes and approximately $263.7 million for the convertible notes.

Cash dividends
The Company declared cash dividends of $.015 per share of common stock for each of the nine months ended September 30, 2010 and 2009.  The third quarter 2010 cash dividend of $.005 per share of common stock was paid October 15, 2010, to stockholders of record on September 30, 2010.

2.  ACCOUNTS RECEIVABLE

Accounts receivable consisted of the following (in thousands):
	September 30,	December 31,
	2010	2009
Accounts receivable	$118,275	$71,471
Allowance for doubtful accounts	(4,135)	(3,958)
Accounts receivable, net	$114,140	$67,513

The Company had net accounts receivable balance of $114.1 million at September 30, 2010, and $67.5 million at December 31, 2009.  These amounts are net of allowance for doubtful accounts of $4.1 million at September 30, 2010, and $4.0 million at December 31, 2009.

TITAN INTERNATIONAL, INC.
Notes to Consolidated Condensed Financial Statements
(Unaudited)

3.  INVENTORIES

Inventories consisted of the following (in thousands):
	September 30,	December 31,
	2010	2009
Raw materials	$56,557	$44,336
Work-in-process	23,064	21,378
Finished goods	60,476	46,067
	140,097	111,781
Adjustment to LIFO basis	(4,121)	(1,645)
	$135,976	$110,136

Inventories were $136.0 million at September 30, 2010, and $110.1 million at December 31, 2009.  At September 30, 2010, cost is determined using the first-in, first-out (FIFO) method for approximately 69% of inventories and the last-in, first-out (LIFO) method for approximately 31% of the inventories.  At December 31, 2009, the FIFO method was used for approximately 74% of inventories and LIFO was used for approximately 26% of the inventories.  Included in the inventory balances were reserves for slow-moving and obsolete inventory of $2.1 million at September 30, 2010, and $2.3 million at December 31, 2009.

4.  PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consisted of the following (in thousands):
	September 30,	December 31,
	2010	2009
Land and improvements	$3,040	$2,993
Buildings and improvements	97,391	97,238
Machinery and equipment	370,090	359,244
Tools, dies and molds	83,550	77,926
Construction-in-process	17,041	16,383
	571,112	553,784
Less accumulated depreciation	(322,423)	(299,323)
	$248,689	$254,461

The Company had property, plant and equipment of $248.7 million and $254.5 million at September 30, 2010, and December 31, 2009, respectively.  Depreciation on fixed assets for the nine months ended September 30, 2010 and 2009, totaled $25.7 million and $22.8 million, respectively.

TITAN INTERNATIONAL, INC.
Notes to Consolidated Condensed Financial Statements
(Unaudited)

5.  INVESTMENT IN TITAN EUROPE PLC

Investment in Titan Europe Plc consisted of the following (in thousands):
	September 30,	December 31,
	2010	2009
Investment in Titan Europe Plc	$19,386	$6,456

Titan Europe Plc is publicly traded on the AIM market in London, England.  The Company’s investment in Titan Europe represents a 22.9% ownership percentage.  The Company has considered the applicable guidance in ASC 323 Investments – Equity Method and Joint Ventures and has concluded that the Company’s investment in Titan Europe Plc should be accounted for as an available-for-sale security and recorded at fair value in accordance with ASC 320 Investments – Debt and Equity Securities as the Company does not have significant influence over Titan Europe Plc.  The investment in Titan Europe Plc is included as a component of other assets on the Consolidated Condensed Balance Sheets.  Titan’s cost basis in Titan Europe is $5.0 million.  Titan’s other comprehensive income includes a gain on the Titan Europe Plc investment of $9.3 million, which is net of tax of $5.0 million.  The increased value in the Titan Europe Plc investment at September 30, 2010, was due primarily to a higher publicly quoted Titan Europe Plc market price.

6.  WARRANTY

Changes in the warranty liability consisted of the following (in thousands):
	2010	2009
Warranty liability, January 1	$9,169	$7,488
Provision for warranty liabilities	12,469	12,735
Warranty payments made	(11,181)	(11,398)
Warranty liability, September 30	$10,457	$8,825

The Company provides limited warranties on workmanship on its products in all market segments.  The majority of the Company’s products have a limited warranty that ranges from zero to ten years, with certain products being prorated after the first year.  The Company calculates a provision for warranty expense based on past warranty experience.  Warranty accruals are included as a component of other current liabilities on the Consolidated Condensed Balance Sheets.

7.  REVOLVING CREDIT FACILITY AND LONG-TERM DEBT

Long-term debt consisted of the following (in thousands):
	September 30,	December 31,
	2010	2009
Senior unsecured 8% notes due January 2012	$139,948	$193,800
Convertible senior subordinated 5.625% notes due 2017	172,500	172,500
Revolving credit facility	0	0
	312,448	366,300
Less: Amounts due within one year	0	0
	$312,448	$366,300

TITAN INTERNATIONAL, INC.
Notes to Consolidated Condensed Financial Statements
(Unaudited)

Aggregate maturities of long-term debt at September 30, 2010, were as follows (in thousands):

October 1 – December 31, 2010	$0
2011	0
2012	139,948
2013	0
2014	0
Thereafter	172,500
$312,448

Senior unsecured 8% notes due January 2012
The Company’s senior unsecured 8% notes (senior unsecured notes) are due January 2012.  In the nine months ended September 30, 2010, the Company repurchased $53.9 million of principal value of senior unsecured notes resulting in a loss on note repurchase of $3.2 million.  In the first quarter of 2009, the Company repurchased $6.2 million of principal value of senior unsecured notes for approximately $4.8 million resulting in a $1.4 million gain on the note repurchases.  The Company’s senior unsecured notes outstanding balance was $139.9 million at September 30, 2010.

Tender offer and loss on senior unsecured note repurchase
In May 2010, the Company commenced a tender offer to purchase its outstanding senior unsecured 8% notes due January 2012.  As of the expiration of the tender offer in June 2010, there were $47.4 million of the notes tendered and accepted for payment which represented 24.4% of the principal amount of notes outstanding.  In July 2010, the Company repurchased an additional $6.5 million of senior unsecured notes outstanding.  In connection with the tender offer and additional note repurchase, Titan recorded expenses of $3.2 million in the nine months ended September 30, 2010.  These expenses were related to: (i) early tender premium of $2.6 million, (ii) unamortized deferred financing fees of $0.4 million and (iii) other fees of $0.2 million.

Convertible senior subordinated 5.625% notes due 2017
The Company’s convertible senior subordinated 5.625% notes (convertible notes) are due January 2017.   The initial base conversion rate for the convertible notes is 93.0016 shares of Titan common stock per $1,000 principal amount of convertible notes, equivalent to an initial base conversion price of approximately $10.75 per share of Titan common stock.  If the price of Titan common stock at the time of determination exceeds the base conversion price, the base conversion rate will be increased by an additional number of shares (up to 9.3002 shares of Titan common stock per $1,000 principal amount of convertible notes) as determined pursuant to a formula described in the indenture.  The base conversion rate will be subject to adjustment in certain events.  The Company’s convertible notes balance was $172.5 million at September 30, 2010.

Revolving credit facility
The Company’s $100 million revolving credit facility (credit facility) with agent Bank of America, N.A. has a January 2014 termination date and is collateralized by the accounts receivable and inventory of Titan and certain of its domestic subsidiaries.  During the first nine months of 2010 and at September 30, 2010, there were no borrowings under the credit facility.  The credit facility contains certain financial covenants, restrictions and other customary affirmative and negative covenants.   Titan is in compliance with these covenants and restrictions as of September 30, 2010.

In September 2010, Titan amended its credit facility with Bank of America, N.A.  The amendment extended the credit facility termination date to January 2014 from the previous January 2012 date.  The amendment also reduced the revolving commitment to $100 million from $150 million and released the lender’s lien on property, plant and equipment.

TITAN INTERNATIONAL, INC.
Notes to Consolidated Condensed Financial Statements
(Unaudited)

8.  LEASE COMMITMENTS

The Company leases certain buildings and equipment under operating leases.  Certain lease agreements provide for renewal options, fair value purchase options, and payment of property taxes, maintenance and insurance by the Company.

At September 30, 2010, future minimum commitments under noncancellable operating leases with initial or remaining terms of at least one year were as follows (in thousands):
October 1 – December 31, 2010	$303
2011	392
2012	64
2013	14
Thereafter	1
Total future minimum lease payments	$774

9.  EMPLOYEE BENEFIT PLANS

The Company has three frozen defined benefit pension plans and one defined benefit plan that previously purchased a final annuity settlement.  The Company also sponsors four 401(k) retirement savings plans.  The Company expects to contribute approximately $0.4 million to the pension plans during the remainder of 2010.

The components of net periodic pension cost consisted of the following (in thousands):
	Nine months ended
	September 30,
	2010	2009
Interest cost	$3,900	$4,092
Expected return on assets	(3,681)	(3,703)
Amortization of unrecognized prior service cost	102	102
Amortization of unrecognized deferred taxes	(42)	(42)
Amortization of net unrecognized loss	2,721	3,228
Net periodic pension cost (income)	$3,000	$3,677

10.  ROYALTY EXPENSE

Royalty expense consisted of the following (in thousands):
	Nine months ended
	September 30,
	2010	2009
Royalty expense	$6,809	$6,123

The Company has a trademark license agreement with The Goodyear Tire & Rubber Company to manufacture and sell certain off-highway tires in North America under the Goodyear name.  Royalty expenses were $6.8 million and $6.1 million for the nine months ended September 30, 2010 and 2009, respectively.

TITAN INTERNATIONAL, INC.
Notes to Consolidated Condensed Financial Statements
(Unaudited)

11.  OTHER INCOME

Other income consisted of the following (in thousands):
	Nine months ended
	September 30,
	2010	2009
Investment gain on contractual obligations	$285	$1,028
Interest income	266	147
Other income (expense)	(244)	127
	$307	$1,302

In September 2010, Titan recorded other expense of $0.4 million related to deferred financing fees when the Company’s credit facility was amended.

12.  INCOME TAXES

Income tax provision (benefit) consisted of the following (in thousands):
	Nine months ended
	September 30,
	2010	2009
Income tax provision (benefit)	$6,817	$274

The Company recorded income tax provision of $6.8 million for the nine months ended September 30, 2010, respectively, as compared to income tax provision of $0.3 million for the nine months ended September 30, 2009.  The Company’s effective income tax rate was 39% and 13% for the nine months ended September 30, 2010 and 2009, respectively.  The 2009 effective income tax rate was impacted by a reduction to the Company’s income tax provision of $0.5 million that related to one of the Company’s foreign subsidiaries.

13.  COMPREHENSIVE INCOME (LOSS)

Comprehensive income (loss) consisted of the following (in thousands):
	Nine months ended
	September 30,
	2010	2009
Net income (loss)	$10,662	$1,838
Unrealized gain on investment, net of tax	8,405	2,633
Pension liability adjustments, net of tax	1,724	2,039
	$20,791	$6,510

TITAN INTERNATIONAL, INC.
Notes to Consolidated Condensed Financial Statements
(Unaudited)

14.  SEGMENT INFORMATION

The table below presents information about certain revenues and income from operations used by the chief operating decision maker of the Company for the nine months ended September 30, 2010 and 2009 (in thousands):

	Nine months ended
	September 30,
	2010	2009
Revenues from external customers
Agricultural	$497,503	$453,098
Earthmoving/construction	139,161	113,085
Consumer	12,258	14,900
	$648,922	$581,083

Gross profit (loss)
Agricultural	$78,201	$48,400
Earthmoving/construction	10,294	8,727
Consumer	2,302	1,254
Corporate expenses	(2,861)	(1,602)
	$87,936	$56,779

Income (loss) from operations
Agricultural	$66,222	$35,530
Earthmoving/construction	4,080	3,711
Consumer	2,030	842
Corporate expenses	(32,252)	(28,852)
Income (loss) from operations	40,080	11,231
Interest expense	(19,713)	(11,819)
Other income (expense)	(2,888)	2,700
Income (loss) before income taxes	$17,479	$2,112

Assets by segment were as follows (in thousands):
	September 30,	December 31,
Total Assets	2010	2009
Agricultural segment	$328,603	$257,523
Earthmoving/construction segment	191,881	188,169
Consumer segment	11,761	8,305
Other assets	195,449	282,466
	$727,694	$736,463

TITAN INTERNATIONAL, INC.
Notes to Consolidated Condensed Financial Statements
(Unaudited)

15.  EARNINGS PER SHARE

Earnings per share (EPS) are as follows (amounts in thousands, except per share data):
	Nine months ended,
	September 30, 2010			September 30, 2009
	Net Income	Weighted average shares	Per share amount	Net Income	Weighted average shares	Per share amount
Basic EPS	$10,662	34,819	$.31	$1,838	34,692	$.05
Effect of stock options/trusts	0	545		0	559
Effect of convertible notes	4,827	16,376		0	0
Diluted EPS	$15,489	51,740	$.30	$1,838	35,251	$.05

16.  FAIR VALUE MEASUREMENTS

ASC 820 Fair Value Measurements establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value.  These tiers are defined as:

Level 1 – Quoted prices in active markets for identical instruments;

Level 2 – Inputs other than quoted prices in active markets that are either directly or indirectly observable.

Level 3 – Unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

Assets and liabilities measured at fair value on a recurring basis consisted of the following (in thousands):

	September 30, 2010			December 31, 2009
	Total	Level 1	Levels 2&3	Total	Level 1	Levels 2&3
Investment in Titan Europe Plc	$19,386	$19,386	$0	$6,456	$6,456	$0
Investments for contractual obligations	9,112	9,112	0	5,869	5,869	0
Total	$28,498	$28,498	$0	$12,325	$12,325	$0

TITAN INTERNATIONAL, INC.
Notes to Consolidated Condensed Financial Statements
(Unaudited)

17.  LITIGATION

The Company is a party to routine legal proceedings arising out of the normal course of business.  Although it is not possible to predict with certainty the outcome of these unresolved legal actions or the range of possible loss, the Company believes at this time that none of these actions, individually or in the aggregate, will have a material adverse affect on the consolidated financial condition, results of operations or cash flows of the Company.  However, due to the difficult nature of predicting unresolved and future legal claims, the Company cannot anticipate or predict the material adverse effect on its consolidated financial condition, results of operations or cash flows as a result of efforts to comply with or its liabilities pertaining to legal judgments.

18.  RECENTLY ISSUED ACCOUNTING STANDARDS

Fair Value Measurements and Disclosures
In January 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2010-06, “Fair Value Measurements and Disclosures (Topic 820) – Improving Disclosures about Fair Value Measurements.”  This guidance requires new disclosures for transfers in and out of Level 1 and Level 2 fair value measurements.  This guidance requires separate presentation about purchases, sales, issuances, and settlements for activity in Level 3 fair value measurements.   ASU 2010-06 also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value.  The guidance for new disclosures and clarifications of existing disclosures was effective for reporting periods beginning after December 15, 2009.  The adoption of this part of the guidance had no material effect on the Company’s financial position, results of operations or cash flows.  The guidance related to presentation of Level 3 fair value measurements is effective for fiscal years beginning after December 15, 2010.  The adoption of this part of the guidance is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

Receivables
In July 2010, FASB issued ASU No. 2010-20, “Receivables (Topic 310) – Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses.”  This guidance amends Topic 310 to improve the disclosures that an entity provides about the credit quality of its financing receivables and the related allowance for credit losses. As a result of these amendments, an entity is required to disaggregate by portfolio segment or class certain existing disclosures and provide certain new disclosures about its financing receivables and related allowance for credit losses.  The disclosures as of the end of a reporting period are effective for reporting periods ending on or after December 15, 2010.  The disclosures about activity that occurs during a reporting period are effective for reporting periods beginning on or after December 15, 2010.  The adoption of this ASU is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

19.  SUBSEQUENT EVENTS

Senior Secured 7.875% Notes due 2017
On October 1, 2010, the Company closed on an offering of $200 million senior secured 7.875% notes due 2017.  Titan used a portion of the net proceeds from the offering to finance the repurchase of $138.9 million of its 8% senior unsecured notes due January 2012 and to pay all consent payments, accrued interest and costs and expenses associated therewith.  The Company intends to use the remaining net proceeds from this offering of approximately $44 million for general corporate purposes, which may include potential future acquisitions.

Senior Unsecured 8% Note due January 2012 Repurchase
On October 1, 2010, the Company closed on a tender transaction to purchase $138.9 million, or 99.2%, of its outstanding senior unsecured 8% notes due January 2012.  In connection with this transaction, Titan will record expenses of approximately $12 million in the fourth quarter of 2010.  These expenses relate primarily to a tender and consent premium of $75 per $1,000 principal amount of the notes.  After this transaction, Titan’s senior unsecured 8% note due January 2012 outstanding balance was $1.1 million as of October 1, 2010, compared to a balance of $139.9 million at September 30, 2010.

TITAN INTERNATIONAL, INC.
Notes to Consolidated Condensed Financial Statements
(Unaudited)

20.  SUBSIDIARY GUARANTOR FINANCIAL INFORMATION

The Company’s 8% senior unsecured notes and 5.625% convertible senior subordinated notes are guaranteed by each of Titan’s current and future wholly owned domestic subsidiaries other than its immaterial subsidiaries (subsidiaries with total assets less than $250,000 and total revenues less than $250,000.) The note guarantees are full and unconditional, joint and several obligations of the guarantors. Non-guarantors consist primarily of foreign subsidiaries of the Company, which are organized outside the United States of America. The following condensed consolidating financial statements are presented using the equity method of accounting.

	Consolidating Condensed Statements of Operations
(Amounts in thousands)
	For the Nine Months Ended September 30, 2010
	Titan		Non-
	Intl., Inc.	Guarantor	Guarantor
	(Parent)	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Net sales	$0	$648,922	$0	$0	$648,922
Cost of sales	1,996	558,990	0	0	560,986
Gross profit (loss)	(1,996)	89,932	0	0	87,936
Selling, general and administrative expenses	14,624	21,334	50	0	36,008
Research and development expenses	0	5,039	0	0	5,039
Royalty expense	0	6,809	0	0	6,809
Income (loss) from operations	(16,620)	56,750	(50)	0	40,080
Interest expense	(19,713)	0	0	0	(19,713)
Loss on note repurchase	(3,195)	0	0	0	(3,195)
Other income	203	104	0	0	307
Income (loss) before income taxes	(39,325)	56,854	(50)	0	17,479
Income tax provision (benefit)	(15,337)	22,173	(19)	0	6,817
Equity in earnings of subsidiaries	34,650	0	0	(34,650)	0
Net income (loss)	$10,662	$34,681	$(31)	$(34,650)	$10,662

	Consolidating Condensed Statements of Operations
(Amounts in thousands)
	For the Nine Months Ended September 30, 2009
	Titan		Non-
	Intl., Inc.	Guarantor	Guarantor
	(Parent)	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Net sales	$0	$581,083	$0	$0	$581,083
Cost of sales	707	523,597	0	0	524,304
Gross profit (loss)	(707)	57,486	0	0	56,779
Selling, general and administrative expenses	12,437	21,907	65	0	34,409
Research and development expenses	38	4,978	0	0	5,016
Royalty expense	0	6,123	0	0	6,123
Income (loss) from operations	(13,182)	24,478	(65)	0	11,231
Interest expense	(11,819)	0	0	0	(11,819)
Gain on note repurchase	1,398	0	0	0	1,398
Other income	1,072	230	0	0	1,302
Income (loss) before income taxes	(22,531)	24,708	(65)	0	2,112
Income tax provision (benefit)	(2,922)	3,204	(8)	0	274
Equity in earnings of subsidiaries	21,447	0	0	(21,447)	0
Net income (loss)	$1,838	$21,504	$(57)	$(21,447)	$1,838

TITAN INTERNATIONAL, INC.
Notes to Consolidated Condensed Financial Statements
(Unaudited)

	Consolidating Condensed Balance Sheets
(Amounts in thousands)
	September 30, 2010
	Titan		Non-
	Intl., Inc.	Guarantor	Guarantor
	(Parent)	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Assets
Cash and cash equivalents	$159,158	$24	$133	$0	$159,315
Accounts receivable	0	114,140	0	0	114,140
Inventories	0	135,976	0	0	135,976
Prepaid and other current assets	7,004	16,887	0	0	23,891
Total current assets	166,162	267,027	133	0	433,322
Property, plant and equipment, net	3,483	245,206	0	0	248,689
Investment in subsidiaries	36,234	0	0	(36,234)	0
Other assets	19,427	6,870	19,386	0	45,683
Total assets	$225,306	$519,103	$19,519	$(36,234)	$727,694

Liabilities and Stockholders’ Equity
Accounts payable	$1,554	$45,581	$0	$0	$47,135
Other current liabilities	487	43,399	0	0	43,886
Total current liabilities	2,041	88,980	0	0	91,021
Long-term debt	312,448	0	0	0	312,448
Other long-term liabilities	6,785	31,646	0	0	38,431
Intercompany accounts	(381,762)	393,776	(12,014)	0	0
Stockholders’ equity	285,794	4,701	31,533	(36,234)	285,794
Total liabilities and stockholders’ equity	$225,306	$519,103	$19,519	$(36,234)	$727,694

	Consolidating Condensed Balance Sheets
(Amounts in thousands)
	December 31, 2009
	Titan		Non-
	Intl., Inc.	Guarantor	Guarantor
	(Parent)	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Assets
Cash and cash equivalents	$229,004	$11	$167	$0	$229,182
Accounts receivable	(201)	67,714	0	0	67,513
Inventories	0	110,136	0	0	110,136
Prepaid and other current assets	19,857	18,528	0	0	38,385
Total current assets	248,660	196,389	167	0	445,216
Property, plant and equipment, net	7,602	246,859	0	0	254,461
Investment in subsidiaries	10,748	0	0	(10,748)	0
Other assets	23,870	6,460	6,456	0	36,786
Total assets	$290,880	$449,708	$6,623	$(10,748)	$736,463

Liabilities and Stockholders’ Equity
Accounts payable	$1,086	$23,160	$0	$0	$24,246
Other current liabilities	8,288	37,538	0	0	45,826
Total current liabilities	9,374	60,698	0	0	70,072
Long-term debt	366,300	0	0	0	366,300
Other long-term liabilities	5,574	32,564	0	0	38,138
Intercompany accounts	(352,321)	377,281	(24,960)	0	0
Stockholders’ equity	261,953	(20,835)	31,583	(10,748)	261,953
Total liabilities and stockholders’ equity	$290,880	$449,708	$6,623	$(10,748)	$736,463

TITAN INTERNATIONAL, INC.
Notes to Consolidated Condensed Financial Statements
(Unaudited)

	Consolidating Condensed Statements of Cash Flows
(Amounts in thousands)
	For the Nine Months Ended September 30, 2010
	Titan		Non-
	Intl., Inc.	Guarantor	Guarantor
	(Parent)	Subsidiaries	Subsidiaries	Consolidated
Net cash provided by (used for) operating activities	$(10,887)	$18,569	$(34)	$7,648

Cash flows from investing activities:
Capital expenditures	(1,409)	(18,647)	0	(20,056)
Other, net	0	91	0	91
Net cash used for investing activities	(1,409)	(18,556)	0	(19,965)

Cash flows from financing activities:
Repurchase of senior notes	(56,674)	0	0	(56,674)
Proceeds from exercise of stock options	240	0	0	240
Payment of financing fees	(586)	0	0	(586)
Other, net	(530)	0	0	(530)
Net cash used for financing activities	(57,550)	0	0	(57,550)

Net decrease in cash and cash equivalents	(69,846)	13	(34)	(69,867)
Cash and cash equivalents, beginning of period	229,004	11	167	229,182
Cash and cash equivalents, end of period	$159,158	$24	$133	$159,315

	Consolidating Condensed Statements of Cash Flows
(Amounts in thousands)
	For the Nine Months Ended September 30, 2009
	Titan		Non-
	Intl., Inc.	Guarantor	Guarantor
	(Parent)	Subsidiaries	Subsidiaries	Consolidated
Net cash provided by operating activities	$18,609	$33,032	$7	$51,648

Cash flows from investing activities:
Capital expenditures	(2,389)	(34,093)	0	(36,482)
Acquisition of shares of Titan Europe Plc	0	0	(2,399)	(2,399)
Other, net	0	1,030	0	1,030
Net cash used for investing activities	(2,389)	(33,063)	(2,399)	(37,851)

Cash flows from financing activities:
Repurchase of senior notes	(4,726)	0	0	(4,726)
Payment on debt	(25,000)	0	0	(25,000)
Proceeds from exercise of stock options	1,142	0	0	1,142
Payment of financing fees	(1,070)	0	0	(1,070)
Other, net	(441)	0	0	(441)
Net cash used for financing activities	(30,095)	0	0	(30,095)

Net decrease in cash and cash equivalents	(13,875)	(31)	(2,392)	(16,298)
Cash and cash equivalents, beginning of period	59,011	60	2,587	61,658
Cash and cash equivalents, end of period	$45,136	$29	$195	$45,360

TITAN INTERNATIONAL, INC.
Notes to Consolidated Condensed Financial Statements
(Unaudited)

21.  SUBSIDIARY GUARANTOR FINANCIAL INFORMATION – 7.875% SENIOR SECURED NOTES

On October 1, 2010, the Company closed on an offering of $200 million senior secured 7.875% notes due 2017.  The Company’s 7.875% senior secured notes are guaranteed by the following subsidiaries of the Company:  Titan Tire Corporation, Titan Wheel Corporation of Illinois, Titan Tire Corporation of Freeport, and Titan Tire Corporation of Bryan.  The note guarantees are full and unconditional, joint and several obligations of the guarantors.  The following condensed consolidating financial statements are presented using the equity method of accounting.  Certain sales & marketing expenses recorded by non-guarantor subsidiaries have not been allocated to the guarantor subsidiaries.

	Consolidating Condensed Statements of Operations
(Amounts in thousands)
	For the Nine Months Ended September 30, 2010
	Titan		Non-
	Intl., Inc.	Guarantor	Guarantor
	(Parent)	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Net sales	$0	$636,172	$12,750	$0	$648,922
Cost of sales	1,996	542,351	16,639	0	560,986
Gross profit (loss)	(1,996)	93,821	(3,889)	0	87,936
Selling, general and administrative expenses	14,624	6,401	14,983	0	36,008
Research and development expenses	0	4,912	127	0	5,039
Royalty expense	0	6,809	0	0	6,809
Income (loss) from operations	(16,620)	75,699	(18,999)	0	40,080
Interest expense	(19,713)	0	0	0	(19,713)
Loss on note repurchase	(3,195)	0	0	0	(3,195)
Other income	203	31	73	0	307
Income (loss) before income taxes	(39,325)	75,730	(18,926)	0	17,479
Income tax provision (benefit)	(15,337)	29,535	(7,381)	0	6,817
Equity in earnings of subsidiaries	34,650	(234)	21,378	(55,794)	0
Net income (loss)	$10,662	$45,961	$9,833	$(55,794)	$10,662

	Consolidating Condensed Statements of Operations
(Amounts in thousands)
	For the Nine Months Ended September 30, 2009
	Titan		Non-
	Intl., Inc.	Guarantor	Guarantor
	(Parent)	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Net sales	$0	$569,837	$11,246	$0	$581,083
Cost of sales	707	507,982	15,615	0	524,304
Gross profit (loss)	(707)	61,855	(4,369)	0	56,779
Selling, general and administrative expenses	12,437	6,626	15,346	0	34,409
Research and development expenses	38	4,977	1	0	5,016
Royalty expense	0	6,123	0	0	6,123
Income (loss) from operations	(13,182)	44,129	(19,716)	0	11,231
Interest expense	(11,819)	0	0	0	(11,819)
Gain on note repurchase	1,398	0	0	0	1,398
Other income	1,072	96	134	0	1,302
Income (loss) before income taxes	(22,531)	44,225	(19,582)	0	2,112
Income tax provision (benefit)	(2,922)	5,735	(2,539)	0	274
Equity in earnings of subsidiaries	21,447	(568)	17,200	(38,079)	0
Net income (loss)	$1,838	$37,922	$157	$(38,079)	$1,838

TITAN INTERNATIONAL, INC.
Notes to Consolidated Condensed Financial Statements
(Unaudited)

	Consolidating Condensed Balance Sheets
(Amounts in thousands)
	September 30, 2010
	Titan		Non-
	Intl., Inc.	Guarantor	Guarantor
	(Parent)	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Assets
Cash and cash equivalents	$159,158	$23	$134	$0	$159,315
Accounts receivable	0	110,691	3,449	0	114,140
Inventories	0	120,450	15,526	0	135,976
Prepaid and other current assets	7,004	16,204	683	0	23,891
Total current assets	166,162	247,368	19,792	0	433,322
Property, plant and equipment, net	3,483	223,119	22,087	0	248,689
Investment in subsidiaries	36,234	9,057	10	(45,301)	0
Other assets	19,427	916	25,340	0	45,683
Total assets	$225,306	$480,460	$67,229	$(45,301)	$727,694

Liabilities and Stockholders’ Equity
Accounts payable	$1,554	$44,516	$1,065	$0	$47,135
Other current liabilities	487	41,158	2,241	0	43,886
Total current liabilities	2,041	85,674	3,306	0	91,021
Long-term debt	312,448	0	0	0	312,448
Other long-term liabilities	6,785	25,736	5,910	0	38,431
Intercompany accounts	(381,762)	142,080	239,682	0	0
Stockholders’ equity	285,794	226,970	(181,669)	(45,301)	285,794
Total liabilities and stockholders’ equity	$225,306	$480,460	$67,229	$(45,301)	$727,694

	Consolidating Condensed Balance Sheets
(Amounts in thousands)
	December 31, 2009
	Titan		Non-
	Intl., Inc.	Guarantor	Guarantor
	(Parent)	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Assets
Cash and cash equivalents	$229,004	$8	$170	$0	$229,182
Accounts receivable	(201)	65,533	2,181	0	67,513
Inventories	0	92,116	18,020	0	110,136
Prepaid and other current assets	19,857	17,881	647	0	38,385
Total current assets	248,660	175,538	21,018	0	445,216
Property, plant and equipment, net	7,602	222,184	24,675	0	254,461
Investment in subsidiaries	10,748	9,057	10	(19,815)	0
Other assets	23,870	760	12,156	0	36,786
Total assets	$290,880	$407,539	$57,859	$(19,815)	$736,463

Liabilities and Stockholders’ Equity
Accounts payable	$1,086	$22,248	$912	$0	$24,246
Other current liabilities	8,288	35,817	1,721	0	45,826
Total current liabilities	9,374	58,065	2,633	0	70,072
Long-term debt	366,300	0	0	0	366,300
Other long-term liabilities	5,574	26,475	6,089	0	38,138
Intercompany accounts	(352,321)	128,302	224,019	0	0
Stockholders’ equity	261,953	194,697	(174,882)	(19,815)	261,953
Total liabilities and stockholders’ equity	$290,880	$407,539	$57,859	$(19,815)	$736,463

TITAN INTERNATIONAL, INC.
Notes to Consolidated Condensed Financial Statements
(Unaudited)

	Consolidating Condensed Statements of Cash Flows
(Amounts in thousands)
	For the Nine Months Ended September 30, 2010
	Titan		Non-
	Intl., Inc.	Guarantor	Guarantor
	(Parent)	Subsidiaries	Subsidiaries	Consolidated
Net cash provided by (used for) operating activities	$(10,887)	$18,091	$444	$7,648

Cash flows from investing activities:
Capital expenditures	(1,409)	(18,118)	(529)	(20,056)
Other, net	0	42	49	91
Net cash used for investing activities	(1,409)	(18,076)	(480)	(19,965)

Cash flows from financing activities:
Repurchase of senior notes	(56,674)	0	0	(56,674)
Proceeds from exercise of stock options	240	0	0	240
Payment of financing fees	(586)	0	0	(586)
Other, net	(530)	0	0	(530)
Net cash used for financing activities	(57,550)	0	0	(57,550)

Net increase (decrease) in cash and cash equivalents	(69,846)	15	(36)	(69,867)
Cash and cash equivalents, beginning of period	229,004	8	170	229,182
Cash and cash equivalents, end of period	$159,158	$23	$134	$159,315

	Consolidating Condensed Statements of Cash Flows
(Amounts in thousands)
	For the Nine Months Ended September 30, 2009
	Titan		Non-
	Intl., Inc.	Guarantor	Guarantor
	(Parent)	Subsidiaries	Subsidiaries	Consolidated
Net cash provided by operating activities	$18,609	$33,472	$(433)	$51,648

Cash flows from investing activities:
Capital expenditures	(2,389)	(33,538)	(555)	(36,482)
Acquisition of shares of Titan Europe Plc	0	0	(2,399)	(2,399)
Other, net	0	25	1,005	1,030
Net cash used for investing activities	(2,389)	(33,513)	(1,949)	(37,851)

Cash flows from financing activities:
Repurchase of senior notes	(4,726)	0	0	(4,726)
Payment on debt	(25,000)	0	0	(25,000)
Proceeds from exercise of stock options	1,142	0	0	1,142
Payment of financing fees	(1,070)	0	0	(1,070)
Other, net	(441)	0	0	(441)
Net cash used for financing activities	(30,095)	0	0	(30,095)

Net decrease in cash and cash equivalents	(13,875)	(41)	(2,382)	(16,298)
Cash and cash equivalents, beginning of period	59,011	58	2,589	61,658
Cash and cash equivalents, end of period	$45,136	$17	$207	$45,360